Legg Mason

Growth Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
March 31, 2007

LEGG MASON

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii     Investment Commentary

Legg Mason Growth Trust, Inc.

Growth Trust’s total returns for the first quarter 2007 are shown below with the total returns of several comparable indices. In addition, we have provided one-, three-, five-, ten-year and since-inception total returns.

Average Annual Total Returns Through March 31, 2007
	Three Months	One Year	Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust:
Primary Class	–0.13%	+0.49%	+3.89%	+11.04%	+9.81%	+10.74%
Class R	–0.06%	N/A	N/A	N/A	N/A	–0.47%
Financial Intermediary Class	+0.06%	+1.25%	+4.68%	N/A	N/A	+4.55%
Institutional Class	+0.13%	+1.57%	+4.99%	N/A	N/A	+4.55%
S&P 500 Stock Composite IndexB	+0.64%	+11.83%	+10.06%	+6.27%	+8.20%	+10.77%
Dow Jones Industrial AverageC	–0.33%	+13.83%	+8.48%	+5.86%	+8.59%	+11.43%
Lipper Large-Cap Growth Funds IndexD	+1.02%	+3.39%	+6.51%	+2.75%	+4.89%	+7.50%
Lipper Large-Cap Value Funds IndexE	+0.75%	+14.14%	+11.46%	+7.42%	+8.43%	+10.59%
NASDAQ Composite IndexF	+0.44%	+4.23%	+7.45%	+6.22%	+7.58%	+9.75%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The gross expense ratio for the Primary Class, Class R, Financial Intermediary Class and Institutional Class was 1.86%, 1.53%, 1.13%, and 0.80%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Primary Class, Class R, Financial Intermediary Class and Institutional Class was 1.86%, 1.40%, 1.13%, and 0.80%, respectively. Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    iii

For the first quarter of 2007, the Legg Mason Growth Trust Primary share class was down 0.13% (13 basis pointsG) compared to the S&P 500 Index, which gained 0.64% (64 basis points) and the Lipper Large-Cap Growth Funds Index, which rose 1.02% (102 basis points). Reviewing these first quarter numbers one might think the quarter was rather uneventful, but that would be a mistake for the stock market in the first quarter was once again very bumpy — a condition that recently has become more normal than unusual.

	January	February	March
Growth Trust	+1.76%	–1.12%	–0.74%
S&P 500 Stock Composite Index	+1.51%	–1.96%	+1.12%
Dow Jones Industrial Average	+1.40%	–2.52%	+0.84%
NASDAQ Composite	+2.04%	–1.85%	+0.29%

Looking at the monthly numbers, you can appreciate the kind of bumpy ride our Fund and the stock market experienced over the last three months. The major indices were up in January, down in February and up in March. Growth Trust was up in January, beating the S&P 500 Index. Although we were down in February we gave back less than the S&P. In March, however, we lost ground to the market. Each month in the first quarter had its own distinct personality. January was very much a continuation of the market’s behavior in the fourth quarter of 2006. Shareholders might recall that after suffering through a very difficult seven-month period last year, we began to earn excess returns for the remainder of the year. In our annual report to shareholders we discussed our opinion that a change in the market leadership occurred on August 8, 2006 — the date on which the Federal Reserve (“Fed”)H decided not to raise interest rates. In February the market got sucker punched on the next to last day of the month. On February 27 the Shanghai stock market fell a stunning 9% soon after Alan Greenspan delivered a speech in Hong Kong. In a question and answer period, Greenspan said there was a possibility the U.S. economy could fall into a recession in the latter part of this year. Greenspan put the odds of a recession occurring at about 30%. The bear’s pounced on Greenspan’s statement, which set into motion a series of global stock exchange events culminating in a 3%-plus decline for our major indices wiping out the gains accrued thru the month. Our Fund held up reasonably well in the month of February, giving back only 1.1% compared to the S&P 500, which lost nearly 2.0%. Admittedly, I like most the months when our Fund is positive but I have to confess I am always fond of the negative months in the stock market when our Fund gives back less than the major markets. It is during these periods we can demonstrate how our valuation work is benefiting the portfolio.

March turned out to be a particularly cruel month for shareholders. It wiped out our lead over the S&P 500 Index and set us back for the quarter. What was particularly disappointing was the sudden and abrupt change in market leadership. The “New Game” stocks, which our Chief Market Strategist David Nelson has coined to refer to large-cap growth stocks, underperformed the “Old Game” stocks, which include Energy, Materials, Utilities, and Consumer Staples. Small- and mid-capitalization stocks beat large-cap stocks — value outperformed growth. The month of March was a snapshot of the two-year period from June 2004 thru July 2006.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv    Investment Commentary

We do not believe the short-lived seven-month stretch of outperformance of the New Game stocks is over. This is not to say the Old Game stocks will not periodically have their day in the sun. I am sure they will. However, the idea that Energy, Utilities, Materials and Consumer Staples will once again dominate Information Technology, Consumer Discretionary and Internet Stocks for the next several quarters seems to me to be a stretch.

According to Michael Goldstein, a well-respected market strategist at Empirical Research Partners, large-cap growth stocks are as attractive today as they were in 1994. For those who were in the market 12 years ago, large-capitalization stocks had suffered thru four years of underperformance compared to small- and mid-capitalization stocks. The value indices were trumping the growth indices. As the economy entered into a mid-cycle slowdown, the Fed stopped raising interest rates and soon thereafter began lowering interest rates to re-stimulate the economy. This set the stage for a prolonged period of outperformance for large-cap growth stocks that lasted five years.

In many ways, the current economic landscape looks similar to 1994-1995. The noted economist Ed Hyman at ISI Group believes our current economic landscape best resembles the ‘94 and ‘95 midcycle slowdown. The economy is currently growing at a low 2% rate, well below U.S. gross domestic product (GDP) potential. The only thing preventing the Fed from lowering rates now is inflation, which is currently above the Fed’s comfort zone of 1% to 2%. However, with the economy now growing at a slower 2% rate for the past year, many economists, including Federal Reserve Chairman Bernanke, believes inflation will moderate and trend lower this year. According to the bond futures market, the probability of the Fed lowering interest rates increases significantly in the second half of the year.

In last year’s annual report to shareholders we discussed the sensitivity growth stocks have to rising interest rates when compared to value stocks. We were heartened to read a research article in the February 2007 edition of The Journal of Finance entitled, “Why Is Long-Horizon Equity Less Risky? A Duration-Based Explanation of the Value Premium”. According to the authors, Marin Lettau of the Stern School of Business at New York University and Jessica Wachter at the Wharton School of Business at the University of Pennsylvania, growth stocks covary more with the discount rate than do value stocks which covary more with cash flows. What the authors discovered and measured was growth stocks are affected much more by changes in interest rates than value stocks. However, value stocks are much more affected by near-term changes in cash flows than growth stocks. From June 2004 thru July 2006, the Fed raised interest rates 17 times while at the same time the cash flows of value stocks (Energy, Materials, Utilities, Telecommunication, and Consumer Staples) were growing at an accelerated rate when compared to growth stocks. But since August of last year, we believe the economic landscape has demonstrated a marked shift in behavior. First, it appears the Fed will not be raising interest rates from this level and are, according to the futures market, very likely to lower rates by the end of the year. Second, the earnings growth rates of value stocks are now slowing to a much lower single-digit rate while growth stocks have continued to post decent double-digit gains. Against this backdrop, according to Lettau and Wachter, the advantage could shift to growth stocks.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    v

I am very pleased with the economic performance of our companies in the Fund’s portfolio. Of special note, our Internet companies: Amazon.com Inc., Google Inc., Yahoo! Inc., and eBay Inc. have all posted above-average results in the first quarter. Despite the recent market volatility, Amazon, Yahoo!, and eBay all outperformed the market during the first quarter. Google, which posted outstanding first-quarter results are about even with the S&P 500 Index year to date. Amazon, Yahoo, and eBay share prices were among the worst performers in 2006 but this year they are handily outperforming the market. This, I think, speaks to the potential change in market leadership.

The performance penalty we suffered in the first quarter was caused by our holdings in financial services. The share price performance of Countrywide Financial Corp., Citigroup Inc., American International Group, and E*Trade Financial Corp. cost our portfolio about two percentage points of return. Much of the financial services sector of the market was under pressure in the first quarter due to subprime concerns that we believe are exaggerated. As the risky lenders in the subprime mortgage market were faced with rising defaults, some investors speculated the economic disease in subprime might possibly infect the broader financial markets. Although Countrywide is a leading player in the subprime market, it is important to recognize that subprime loans represented only 8% of the company’s total mortgage origination volume and 6% of its total revenues in 2006. Countrywide has a well-respected management team led by its founder and industry veteran Angelo Mozillo. The company practices conservative accounting policies. At eight times forward earnings, we believe the market has overreacted. Countrywide, we believe, has very little downside risk from here with substantial opportunity to outperform the market over the next 12 months.

Peter Bernstein, investment observer and noted author of Capital Ideas and Against the Gods, was recently interviewed in Business Week (April 9, 2007). In the interview, Peter was asked how he defines risk. The definition he liked best was not his, he said, but came from Elroy Dimson at the London School of Business. According to Dimson, “risk means more things can happen than will happen.” For different types of investments there are different types of potential outcomes. Certainly many more things can happen to stocks than to U.S. government bonds. Investors in stocks frequently have a laundry list a mile long of concerns, whereas, bond investors have little to worry about. Typically, a U.S. government bond investor’s only concern is the change in inflation, which subsequently changes interest rates. We might think of Dimson’s definition of risk as a type of worry meter. The more things to worry about the more risky something may be. When I think of risk in this context it helps me better appreciate when the market is or is not discounting risk. When the market is facing an extending long list of worries, shares are likely going down in price and as such the market is discounting increased risk. But what Dimson is also telling us with his definition of risk is not just “more things can happen” but “more things can happen than will happen.” In other words, risk can certainly be defined by the long list of what could happen but sometimes investors exaggerate the list of worries or mis-estimate the probability of the distribution of worries. Have you ever known a person who always expects the worst to happen but it never does? Well, the stock market has a tendency to act just like a neurotic worry-wart.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi     Investment Commentary

To be a successful investor one must appropriately identify the risks he or she faces but then furthermore, and most importantly, assign a reasonable probability to each risk. Then, and only then, will an investor be able to profit from those times when the market mis-specifies risk. Looking back, I am sure we can all remember countless times when a worry list of concerns weighed on a stock or the market. At the same time, I am sure we can all remember what we worried about did not come to pass even though the market priced it as if it was a near certainty. We must keep Dimson’s definition of risk front and center in our mind. Yes, stocks are risky because, yes, there are a lot of things that can happen. But the successful investors are those who can distinguish between what can happen from what is likely to happen.

As always I appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

April 19, 2007

DJIA: 12,808.63

A

The Fund’s Primary Class inception date is April 17, 1995. The Financial Intermediary Class inception date is January 29, 2004. The Institutional Class inception date is March 4, 2004. Class R’s inception date is December 28, 2006.

B

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a daily basis.
D	Lipper Large-Cap Growth Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 777 large-cap growth funds.
E	Lipper Large-Cap Value Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 534 large-cap value funds.
F

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G	100 basis points = 1%.
H

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary    vii

Investment Risks: As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuations, social, economic and political risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders    1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended March 31, 2007.

Total returns for various periods ended March 31, 2007, are:

Total Return
	3 Months	1 Year
Growth Trust
Primary Class	–0.13%	+0.49%
Class R	–0.06%	N/A
Financial Intermediary Class	+0.06%	+1.25%
Institutional Class	+0.13%	+1.57%
S&P 500 Stock Composite IndexA	+0.64%	+11.83%
Lipper Large-Cap Growth Funds IndexB	+1.02%	+3.39%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track performance of certain indexes.

B	An index comprised of the 30 largest funds in the Lipper universe of 777 large-cap growth funds.

N/A–Not Applicable.

2    Quarterly Report to Shareholders

Many Primary class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 19, 2007

Quarterly Report to Shareholders    3

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

Due to the limited operating history of Class R, a performance graph is not presented. Class R shares, which began operations on December 28, 2006 had a total return 0.47% for the period ended March 31, 2007.

4    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+0.49%	+0.49%
Five Years	+68.77%	+11.04%
Ten Years	+155.04%	+9.81%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders    5

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+1.25%	+1.25%
Life of Class*	+15.14%	+4.55%

*	Inception date: January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning January 31, 2004.

6    Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+1.57%	+1.57%
Life of Class*	+14.66%	+4.55%

*	Inception date: March 4, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning February 29, 2004.

Quarterly Report to Shareholders    7

Portfolio Composition (As of March 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2007)

Security	% of Net Assets
Yahoo! Inc.	8.4%
Amazon.com Inc.	7.1%
Nokia Oyj – ADR	6.0%
eBay Inc.	5.6%
QUALCOMM Inc.	5.5%
Citigroup Inc.	4.8%
Countrywide Financial Corp.	4.7%
American International Group Inc.	4.6%
Aetna Inc.	4.6%
General Electric Co.	4.6%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8    Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceD

Strongest performers for the quarter ended March 31, 2007E
1.	Yahoo! Inc.	+22.5%
2.	QUALCOMM Inc.	+13.2%
3.	Nokia Oyj – ADR	+12.8%
4.	Expedia Inc.	+10.5%
5.	eBay Inc.	+10.2%
6.	Caterpillar Inc.	+9.8%
7.	NIKE Inc.	+7.7%
8.	Texas Instruments Inc.	+4.7%
9.	Accenture Ltd.	+4.4%
10.	The Goldman Sachs Group Inc.	+3.8%

Weakest performers for the quarter ended March 31, 2007E
1.	Countrywide Financial Corp.	–20.5%
2.	XM Satellite Radio Holdings Inc.	–10.6%
3.	The Home Depot Inc.	–8.0%
4.	Citigroup Inc.	–6.9%
5.	Cisco Systems Inc.	–6.6%
6.	American International Group Inc.	–6.0%
7.	General Electric Co.	–4.2%
8.	FedEx Corp.	–1.0%
9.	Google Inc.	–0.5%
10.	Electronic Arts Inc. (EA)	+0.0%

Securities added during the quarter	Securities sold during the quarter
Amgen Inc.	Boston Scientific Corp.
E*Trade Financial Corp.	Dell Inc.
Jabil Circuit Inc.
NAVTEQ Corp.
Quanta Services Inc.
SunPower Corp.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

Quarterly Report to Shareholders    9

Portfolio of Investments

Legg Mason Growth Trust, Inc.

March 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.0%

Consumer Discretionary — 17.9%
Internet and Catalog Retail — 10.3%
Amazon.com Inc.	1,800	$71,622	A
Expedia Inc.	900	20,862	A
IAC/InterActiveCorp	300	11,313	A

		103,797

Media — 2.1%
XM Satellite Radio Holdings Inc.	1,650	21,318	A

Specialty Retail — 3.4%
The Home Depot Inc.	925	33,984

Textiles, Apparel and Luxury Goods — 2.1%
NIKE Inc.	200	21,252

Financials — 18.6%
Capital Markets — 4.5%
E*Trade Financial Corp.	900	19,098	A
The Goldman Sachs Group Inc.	125	25,829

		44,927

Diversified Financial Services — 4.8%
Citigroup Inc.	950	48,773

Insurance — 4.6%
American International Group Inc.	690	46,382

Thrifts and Mortgage Finance — 4.7%
Countrywide Financial Corp.	1,400	47,096

10    Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value
Health Care — 6.5%
Biotechnology — 1.9%
Amgen Inc.	350	$19,558	A

Health Care Providers and Services — 4.6%
Aetna Inc.	1,050	45,980

Industrials — 10.6%
Air Freight and Logistics — 1.9%
FedEx Corp.	175	18,800

Construction and Engineering — 2.0%
Quanta Services Inc.	800	20,176	A

Industrial Conglomerates — 4.6%
General Electric Co.	1,300	45,968

Machinery — 2.1%
Caterpillar Inc.	325	21,785

Information Technology — 44.4%
Communications Equipment — 13.9%
Cisco Systems Inc.	940	23,998	A
Nokia Oyj — ADR	2,650	60,738
QUALCOMM Inc.	1,300	55,458

		140,194

Electronic Equipment and Instruments — 2.9%
Jabil Circuit Inc.	950	20,340
SunPower Corp.	200	9,100	A

		29,440

Internet Software and Services — 18.1%
eBay Inc.	1,700	56,355	A
Google Inc.	91	41,841	A
Yahoo! Inc.	2,700	84,483	A

		182,679

IT Services — 1.9%
Accenture Ltd.	500	19,270

Quarterly Report to Shareholders    11

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — 3.0%
Texas Instruments Inc.	1,000	$30,100

Software — 4.6%
Electronic Arts Inc. (EA)	800	40,288	A
NAVTEQ Corp.	164	5,664	A

		45,952

Total Common Stocks and Equity Interests
(Cost — $ 843,387)		987,431

Repurchase Agreements — 1.9%

Bank of America
5.30%, dated 3/30/07, to be repurchased at $9,588 on 4/2/07 (Collateral: $10,075 Freddie Mac Discount Note, due 10/26/07, value $9,775)	$9,584	9,584
Goldman Sachs Group Inc.
5.30%, dated 3/30/07, to be repurchased at $9,588 4/2/07 (Collateral: $10,056 Fannie Mae Note, due 5/1/36, value $9,816)	9,584	9,584

Total Repurchase Agreements (Cost — $19,168)		19,168

Total Investments — 99.9% (Cost — $862,555)		1,006,599
Other Assets Less Liabilities — 0.1%		959

Net Assets — 100.0%		$1,007,558

Net Asset Value Per Shares:
Primary Class		$30.74

Class R		$31.47

Financial Intermediary Class		$31.50

Institutional Class		$31.77

A	Non-income producing.
ADR	— American Depository Receipt

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust Global Income Trust International Equity Trust Taxable Bond Funds Core Bond Fund Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http: //www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’ s website at www.leggmason.com/Funds/about/aboutlmf.asp#results.

Tax-Free Bond Funds Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’ s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’ s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	For R FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary